UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: February 2, 2009

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts		02199-8157
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 2, 2009, The First Marblehead Corporation (the “Corporation”) announced its financial and operating results for the second quarter of fiscal 2009.  The full text of the press release issued in connection with the announcement (the “Press Release”) is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 7.01.  Regulation FD Disclosure

Use of Non-GAAP Financial Measure

In addition to providing financial measurements based on generally accepted accounting principles in the United States (“GAAP”), the Press Release included an additional financial metric, “net operating cash usage,” that was not prepared in accordance with GAAP.  Legislative and regulatory changes discourage the use of and emphasis on non-GAAP financial metrics and require companies to explain why a non-GAAP financial metric is relevant to management and investors.

The Corporation believes that the inclusion of the non-GAAP financial metric in the Press Release helps investors to gain a better understanding of the Corporation’s quarterly results, including non-interest expenses, and quarter-end liquidity position, particularly in light of ongoing capital markets dislocations that have prevented the Corporation from accessing the securitization markets.  The Corporation’s management uses the non-GAAP financial metric, in addition to GAAP financial measures, as a basis for measuring and forecasting the Corporation’s core operating performance and comparing such performance to that of prior periods.  The non-GAAP financial measure is also used by management in its financial and operational decision-making.

There are limitations associated with reliance on the non-GAAP financial measure because it is specific to the Corporation’s operations and financial performance, which makes comparisons with other companies’ financial results more challenging.  Nevertheless, by providing both GAAP and non-GAAP financial measures, the Corporation believes that investors are able to compare the Corporation’s GAAP results to those of other companies while also gaining a better understanding of the Corporation’s operating performance, consistent with management’s evaluation.

The Corporation defines “net operating cash usage” to mean approximate cash used in operations, before tax payments.  In accordance with the requirements of Regulation G promulgated by the Securities and Exchange Commission, the table below presents the most directly comparable GAAP financial measure, loss before income tax benefit for the three months ended December 31, 2008, and reconciles the non-GAAP financial metric to the comparable GAAP measure:

Three months ended December 31, 2008 (in thousands)

Loss before income tax benefit		$(145,233)
Adjustments:
	Depreciation and amortization	4,680
	Stock-based compensation expense	1,675
	Unrealized loss on loans held for sale	29,424
	Prepaid default prevention expenses	2,570
	Impairment of goodwill	1,701
	Cash receipts from student loans	3,592
	Cash receipts from trust distributions	27
	Interest income from student loans	(11,311)
	Write-down residuals receivable	69,082
	Write-down structural advisory fees receivable	29,513
	Non-GAAP net operating cash usage	$(14,279)

Static Pool Data; Supplemental Presentation

The Corporation has posted to its website static pool data as of December 31, 2008 with respect to certain securitization trusts facilitated by the Corporation, together with a supplemental presentation.  The static pool information includes borrower payment status, delinquency, cumulative loss and prepayment data as of December 31, 2008.  The supplemental presentation includes channel-specific loans available for securitization by fiscal year, parity ratios by trust, net recovery rates by trust, FICO score ranges by year of origination and by channel, FICO score distributions for loans disbursed since January 1, 2007, payment status by trust, six-month rolling prepayment rates by trust and trust cash flow projections as of December 31, 2008 (the “Projections”).

The static pool data and supplemental information can be found on the Corporation’s website, www.firstmarblehead.com, by clicking “Investors.”  In addition, the static pool information is furnished as Exhibit 99.2, and the supplemental presentation is furnished as Exhibit 99.3, to this current report on Form 8-K and each is incorporated under this Item 7.01 by reference.

Under GAAP, the Corporation is required to estimate the fair value of additional structural advisory fees and residuals from securitization trusts as if they are investments in debt securities classified as available-for-sale or trading. Accordingly, the Corporation records additional structural advisory fees and residuals receivables on its balance sheet at estimated fair value using a discounted cash flow model. Because there are no quoted market prices for the additional structural advisory fees and residuals receivables, the Corporation uses certain key assumptions to estimate their values.  The Corporation estimates the fair value of its service receivables both initially and at each subsequent quarter and reflects the change in the value in earnings for that period.  As of December 31, 2008, the Corporation reported structural advisory fees receivables of $64.9 million and residuals receivables of $144.0 million.

                The Projections are forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  They illustrate the pre-tax amount and timing of cash flows expected to be released to the Corporation from additional structural advisory fees and residuals, based on the Corporation’s trust performance assumptions and undiscounted cash flow estimates from outstanding securitization trusts as of December 31, 2008.  You are cautioned that the valuation assumptions require the Corporation’s subjective judgment and are susceptible to change.  The Corporation has made in the past, and will likely need to make in the future, adjustments to its valuation assumptions.  The actual cash releases from additional structural advisory fees and residuals that the Corporation receives from the trusts, and the actual timing of receipt, could be materially different than reflected in the Projections as a result of variances between the actual performance of the securitization trusts and the assumptions as of December 31, 2008, including assumptions relating to the sufficiency and replenishment of trusts’ pledged funds, the cumulative default rates of each trust and the claims paying ability of The Education Resources Institute, Inc., the guarantor of the student loans held by the trusts.

The Projections are intended to supplement the financial information provided in the Corporation’s press release issued on February 2, 2009 and are not intended to be read in isolation.  The Corporation provided the Projections in order to assist investors in assessing the Corporation’s liquidity needs and to provide additional information related to the Corporation’s existing additional structural advisory fees and residuals receivables.  Important information relating to the Corporation’s key valuation assumptions, including risk factors that you should consider in evaluating the Projections and details of changes to the valuation assumptions made during the most recent fiscal quarter, will be included in the Corporation’s quarterly report on Form 10-Q for the quarter ended December 31, 2008.

The information contained in this current report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

99.1	Press release issued by the Corporation on February 2, 2009 entitled, “First Marblehead Announces Second Quarter Fiscal 2009 Results”

99.2	Static pool data as of December 31, 2008

99.3	Supplemental presentation dated December 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: February 3, 2009	By:	/s/ Kenneth S. Klipper
Kenneth S. Klipper

Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Corporation on February 2, 2009 entitled, “First Marblehead Announces Second Quarter Fiscal 2009 Results”

99.2	Static pool data as of December 31, 2008

99.3	Supplemental presentation dated December 31, 2008